SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 4, 1998


                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-19836                   54-1322110
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                        Identification No.)


  22000 AOL Way, Dulles, Virginia                                 20166
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (703) 448-8700

Item 5.  Other Events.

     On August 4, 1998, America Online, Inc. ("AOL") issued a press release announcing fiscal year 1998 fourth quarter and annual income before special charges and on a fully-taxed basis. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In conjunction with this press release, the Company held a telephone conference with analysts and others, in the course of which the Company stated that it was very comfortable with Wall Street's analysts' current fiscal year 1999 earnings' estimates. Such statement was made in the context of discussions of the status of on-going analysis regarding one-time write-offs for in-process research and development in connection with the acquisitions of Mirabilis LTD (ICQ) and NetChannel, Inc. and responses to questions presented during the conference call.

     This statement is a forward-looking statement within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and is based on management's current expectations or beliefs and is subject to a number of factors and uncertainties that could cause actual results to differ materially. The following factors, among others, could cause actual results to differ materially from those referred to in the forward-looking statement: final accounting treatment for recent acquisitions; increased competition and its effects on pricing, third-party relationships, the subscriber base and revenues; inability to provide adequate network capacity; reliance on three network service providers; slowing or reversing subscriber and/or revenue growth, requiring the Company to increase marketing spending and causing decreased margins; inability to establish and maintain relationships with electronic commerce, advertising, marketing, technology and content providers; inability to identify, develop and achieve commercial success for new access and distribution technologies; risks of regulation in the U.S. and internationally in certain relevant areas; and inability to successfully acquire and integrate new companies. For a detailed discussion of these and other cautionary statements, please refer to the Company's filings with the Securities and Exchange Commission, especially in the Forward-Looking Statements section of the Management's Discussion and Analysis section of the Company's Form 10-K for the fiscal year ended June 30, 1997 and in the subsequently filed Forms 10-Q.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

                99.1 Press Release Dated August 4, 1998 By America Online, Inc. Announcing Fiscal Year 98 Fourth Quarter Operating Results


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      AMERICA ONLINE, INC.



Date:  August 5, 1998                By:/s/J. Michael Kelly
                                         J. Michael Kelly
                                         Senior Vice President, Chief Financial
                                         Officer, Chief Accounting Officer,
                                         Treasurer and Assistant Secretary


                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1 Press Release Dated August 4, 1998 By America Online, Inc. Announcing Fiscal Year 98 Fourth Quarter Operating Results